UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information provided in Item 2.03 below is incorporated herein by reference, as applicable.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 5, 2024, Paragon RNG LLC, a joint venture between OPAL Fuels Inc. and a third-party environmental solutions company (“Paragon”), as the Borrower, certain indirect subsidiaries of the Borrower as guarantors (the “Guarantors”), the lenders party thereto and Bank of Montreal as the administrative agent (the “Administrative Agent”) entered into the First Amendment to Amended and Restated Credit and Guaranty Agreement (the “Credit Agreement Amendment”), and Paragon, the Administrative Agent and Wilmington Trust, National Association as collateral and depositary agent entered into the First Amendment to Depositary Agreement (the “Depositary Agreement Amendment”), with respect to the Amended and Restated Credit and Guaranty Agreement (the “Credit Agreement”) and Depositary Agreement (the “Depositary Agreement”) entered into on May 30, 2023.

The Credit Agreement Amendment reclassifies the debt service reserve facility (the “DSR Facility”) under the Credit Agreement as a revolving loan facility of up to a maximum aggregate principal amount of $10.0 million (the “Revolving Loan Facility”) on substantially the same terms as the DSR Facility, with the proceeds of the Revolving Loan Facility to be used primarily to satisfy the balance to be maintained in the debt service reserve account. The Credit Agreement Amendment extends the outside date (the “Conversion Date”) for completion of construction of the Emerald RNG LLC (“Emerald”)(1) and Sapphire RNG LLC (“Sapphire”) projects from June 30, 2024 to December 1, 2024, and requires the Borrower, prior to the Conversion Date, to maintain a debt service coverage ratio with respect to the Emerald project (the “Pre-Term Conversion Debt Service Coverage Ratio”) of not less than 1.2:1.0, as tested on a trailing four fiscal quarters basis as of the last day of each fiscal quarter commencing as of the effective date of the Credit Agreement Amendment. Availability under the Credit Agreement’s delayed term loan facility (the “DDTL Facility”) has been reduced from a maximum aggregate principal amount of $85.0 million to approximately $81.0 million to account for DDTL Facility borrowings under the Credit Agreement to date, and with certain exceptions, the DDTL Facility borrowings are no longer available for project costs related to the Emerald project.

The Credit Agreement Amendment and the Depositary Agreement Amendment together require prepayments of principal in the amount of $2.0 million each on the last business day of each fiscal quarter in 2024, and to the extent funds are available on such dates, additional prepayments in the amounts of $2.5 million, $6.0 million, $10.0 million and $15.0 million (each a “Target Aggregate Special Principal Prepayment Amount”), respectively, in each case net of the prepayments already paid as of such date since January 1, 2024. As a condition precedent to making certain restricted payments, all mandatory prepayments made in 2024, in the aggregate, must meet or exceed the Target Aggregate Special Principal Prepayment Amount for such fiscal quarter, and the Pre-Term Conversion Debt Service Coverage Ratio must be greater than or equal to 1.4:1.0 as of the last day of the fiscal quarter immediately preceding the proposed date of such restricted payment.

The Credit Agreement Amendment and the Depositary Agreement Amendment are subject to a $150,000 amendment fee paid at closing of such amendments.

This summaries of the terms of the Credit Agreement Amendment and Depositary Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the text of the Credit Agreement Amendment and the Depositary Agreement Amendment, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated into this Item 2.03 by reference.

(1) Emerald commenced operations in the third quarter of 2023.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed on March 29, 2023, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
10.1
First Amendment to Amended and Restated Credit and Guaranty Agreement, dated March 5, 2024, by and among Paragon RNG LLC, as Borrower, the guarantors, the lenders party thereto, and Bank of Montreal, as administrative agent.

10.2
First Amendment to Depositary Agreement, dated March 5, 2024, by Paragon RNG LLC, as Borrower, Bank of Montreal, as administrative agent, and Wilmington Trust, National Association, as collateral agent and depositary agent.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2023

OPAL Fuels Inc.

By:	/s/ Scott Contino
Name:	Scott Contino
Title:	Interim Chief Financial Officer